Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Loss Contingency [Abstract]
Contingencies

(9)   Contingencies

Legal proceedings

We are involved in various investigations, lawsuits, claims, demands, environmental compliance programs and other legal proceedings arising out of or incidental to the conduct of our business. While it is not possible to determine the ultimate disposition of each of these matters, we do not believe that their ultimate disposition will have a material adverse effect on our financial position, results of operations or cash flows.

Litigation has been pending in Brazil brought by employees seeking to recover additional amounts and interest thereon under certain wage increase provisions applicable in 1989 and 1990 under collective bargaining agreements to which employers in the Bahia region of Brazil were a party (including our subsidiary in Brazil). Prior to October 1, 2015, we were not party to such litigation. Companies in Brazil have settled claims arising out of these provisions and, in May 2015, the litigation was remanded, in favor of the employees, by the Brazil Supreme Court to the lower courts for further proceedings which included procedural aspects of the case, such as admissibility of instruments filed by the parties. On October 1, 2015, an action was filed by current and former employees against our subsidiary in Brazil to recover amounts under such provisions, plus interest thereon, which amounts together with interest could be material to us. In the first quarter of 2017, the state court ruled in favor of the employees. We have appealed this ruling and intend to vigorously defend it. As of June 30, 2018, we are unable to assess the potential loss associated with these proceedings as the claims do not currently specify the number of employees seeking damages or the amount of damages being sought.

Product warranties

We generally sell products with a limited warranty. We accrue for known warranty claims if a loss is probable and can be reasonably estimated. We also accrue for estimated warranty claims incurred based on a historical claims charge analysis. Claims accrued but not yet paid and the related activity within the accrual for the six months ended June 30, 2018, are presented below:

(Dollars in thousands)

Balance as of December 31, 2017	$349
Product warranty accruals and adjustments	1,256
Settlements	(88)

Balance as of June 30, 2018	$1,517

Tax receivable agreement

On April 23, 2018, the Company entered into a tax receivable agreement (the "TRA") that provides Brookfield, as the sole pre-IPO stockholder, the right to receive future payments from us for 85% of the amount of cash savings, if any, in U.S. federal income tax and Swiss tax that we and our subsidiaries realize as a result of the utilization of certain tax assets attributable to periods prior to our IPO, including certain federal net operating losses ("NOLs"), previously taxed income under Section 959 of the Code, foreign tax credits, and certain NOLs in Swissco (collectively, the "Pre IPO Tax Assets"). In addition, we will pay interest on the payments we will make to Brookfield with respect to the amount of these cash savings from the due date (without extensions) of our tax return where we realize these savings to the payment date at a rate equal to LIBOR plus 1.00% per annum. The term of the TRA commenced on April 23, 2018 and will continue until there is no potential for any future tax benefit payments.

There was no liability recognized on the date we entered into the TRA as there was a full valuation allowance recorded against our deferred tax assets. During the second quarter of 2018, it was determined that the conditions were appropriate for the Company to release a valuation allowance of certain tax assets as we exited our three year cumulative loss position. This release resulted in the recording of a $61.8 million liability related to the TRA on the Condensed Consolidated Statements of Operations as "Related party Tax Receivable Agreement Expense."

Long-term incentive plan

The LTIP was adopted by the Company effective as of August 17, 2015, as amended and restated as of March 15, 2018. The purpose of the plan is to retain senior management personnel of the Company, to incentivize them to make decisions with a long-term view and to influence behavior in a way that is consistent with maximizing value for the shareholder of the Company in a prudent manner. Each participant is allocated a number of profit units, with a a maximum of 30,000 profit units (or Profit Units) available under the Plan. Awards of Profit Units generally vest in equal increments over a five-year period beginning on the first anniversary of the grant date and subject to continued employment with the Company through each vesting date. Any unvested Profit Units that have not been previously forfeited will accelerate and become fully vested upon a "Change in Control"(as defined below).

Profit Units will generally be settled in a lump sum payment within 30 days following a Change in Control based on the "Sales Proceeds" (as defined below) received by Brookfield Capital Partners IV, L.P. (or, together with its affiliates, Brookfield Capital IV) in connection with the Change in Control. The LTIP defines "Change in Control" as any transaction or series of transactions (including, without limitation, the consummation of a combination, share purchases, recapitalization, redemption, issuance of capital stock, consolidation, reorganization or otherwise) pursuant to which (a) a Person not affiliated with Brookfield Capital IV acquires securities representing more than seventy percent (70%) of the combined voting power of the outstanding voting securities of the Company or the entity surviving or resulting from such transaction, (b) following a public offering of the Company's stock, Brookfield Capital IV has ceased to have a beneficial ownership interest in at least 30% of the Company's outstanding voting securities (effective on the first of such date), or (c) the Company sells all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis. It is intended that the occurrence of a Change in Control in which Sales Proceeds exceed the Threshold Value would constitute a "substantial risk of forfeiture" within the meaning of Section 409A of the Code. The LTIP defines "Threshold Value" as, as of any date of determination, an amount equal to $855,000,000, (which represents the amount of the total invested capital of Brookfield Capital IV as of August 17, 2015), plus the dollar value of any cash or other consideration contributed to or invested in the Company by Brookfield Capital IV after August 17, 2015. The Threshold Value shall be determined by the board in its sole discretion. The LTIP defines "Sales Proceeds" as, as of any date of determination, the sum of all proceeds actually received by the Brookfield Capital IV, net of all Sales Costs (as defined below), (i) as consideration (whether cash or equity) upon the Change in Control and (ii) as distributions, dividends, repurchases, redemptions or otherwise as a holder of such equity interests in the Company. Proceeds that are not paid upon or prior to or in connection with the Change in Control, including earn-outs, escrows and other contingent or deferred consideration shall become "Sale Proceeds" only as and when such proceeds are received by Brookfield Capital IV. "Sales Costs" means any costs or expenses (including legal or other advisor costs), fees (including investment banking fees), commissions or discounts payable directly by Brookfield Capital IV in connection with, arising out of or relating to a Change in Control, as determined by the board in its sole discretion.

Given the successful completion of the IPO in the second quarter, it is reasonably possible that a Change in Control, as defined above, may ultimately happen and that the awarded Profit Units will be subsequently paid out to the participants. Assuming 100% vesting of the awarded Profit Units and depending on Brookfield's sales proceeds, the potential liability triggered by a Change in Control is estimated to be in the range of $65 million to $90 million. As of June 30, 2018, the awards are 40% vested.

(13) Contingencies

Legal proceedings

We are involved in various investigations, lawsuits, claims, demands, environmental compliance programs and other legal proceedings arising out of or incidental to the conduct of our business. While it is not possible to determine the ultimate disposition of each of these matters, we do not believe that their ultimate disposition will have a material adverse effect on our financial position, results of operations or cash flows.

Litigation has been pending in Brazil brought by employees seeking to recover additional amounts and interest thereon under certain wage increase provisions applicable in 1989 and 1990 under collective bargaining agreements to which employers in the Bahia region of Brazil were a party (including our subsidiary in Brazil). Prior to October 1, 2015, we were not party to such litigation. Companies in Brazil have recently settled claims arising out of these provisions and, in May 2015, the litigation was remanded, in favor of the employees, by the Brazil Supreme Court to the lower courts for further proceedings which included procedural aspects of the case, such as admissibility of instruments filed by the parties. On October 1, 2015, an action was filed by current and former employees against our subsidiary in Brazil to recover amounts under such provisions, plus interest thereon, which amounts together with interest could be material to us. In the first quarter of 2017, the state court ruled in favor of the employees. We have appealed this ruling and intend to vigorously defend it. As of December 31, 2017, we are unable to assess the potential loss associated with these proceedings as the claims do not currently specify the number of employees seeking damages or the amount of damages being sought.

Product warranties

We generally sell products with a limited warranty. We accrue for known warranty claims if a loss is probable and can be reasonably estimated. We also accrue for estimated warranty claims incurred based on a historical claims charge analysis. Product warranties were not impacted by purchase price accounting adjustments. Claims accrued but not yet paid and the related activity within the reserve for 2016 and 2017 are as follows:

(Dollars in thousands)

Balance as of December 31, 2015	$388
Product warranty charges/adjustments	1,285
Payments and settlements	(704)

Balance as of December 31, 2016	$969
Product warranty charges/adjustments	(149)
Payments and settlements	(471)

Balance as of December 31, 2017	$349